John Hancock Disciplined Value Fund Supplement dated 12-22-08 to the current Class A, B and C Shares Prospectus

In the “Sales charge reductions and waivers” section, under “Waivers for certain investors,” the following bullet point has been added:

  individuals rolling over assets held in a John Hancock custodial 403(b) account into a John Hancock custodial IRA account

In the “Sales charge reductions and waivers” section, under “CDSC waivers,” the following bullet point has been added:

  rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

Supplement dated December 22, 2008, to the current Statement of Additional Information

In the section “INITIAL SALES CHARGE ON CLASS A SHARES,” under “Without Sales Charges.” the following bullet point has been added:

  individuals rolling over assets held in a John Hancock custodial 403(b) account into a John Hancock custodial IRA account.

In the section “Waiver of Contingent Deferred Sales Charge,” under “For Retirement Accounts” the following bullet point has been added:

  rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

In the section “DESCRIPTIONS AND RISKS OF FUND INVESTMENTS” the following subsection is amended and restated as follows:

Securities Lending. Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 102% of the value of the loaned securities (105% for foreign equity and corporate securities). The collateral will consist of cash (including U.S. dollar and non-U.S. dollar currency). The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. Each Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, a Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the subadviser fails to timely recall the security or the borrower fails to return the recalled security in advance of the record date for the meeting.

Certain Funds have entered into an agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), as their securities lending agent (the “Securities Lending Agreement”). Under the Securities Lending Agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which a Fund may lend securities and a Fund may lend securities to only one or a small group of borrowers. In addition, under the Securities Lending Agreement, loans may be made to affiliates of Goldman Sachs as identified in the Securities Lending Agreement.